Harley-Davidson Motor Company 3700 W. Juneau Ave., P.O. Box 653, Milwaukee WI 53201 NEWS Contact: Michael Pflughoeft michael.pflughoeft@harley-davidson.com (414) 343-7100 HARLEY-DAVIDSON ACCELERATES STRATEGY TO BUILD NEXT GENERATION OF RIDERS GLOBALLY “More Roads to Harley-Davidson” Includes New Products in Additional Motorcycle Segments, Broader Access and Commitment to Strengthen Dealers MILWAUKEE (July 30, 2018) – To inspire even more people around the world to experience the exhilaration of riding a motorcycle, Harley-Davidson today shared details of its “More Roads to Harley-Davidson” growth plan through 2022. In a fast-changing world with new consumer demands, these accelerated actions support Harley- Davidson’s 2027 objectives with increased focus and strategic investment to reinvigorate the U.S. business while accelerating the pace of international growth. “The bold actions we are announcing today leverage Harley-Davidson’s vast capabilities and competitive firepower – our excellence in product development and manufacturing, the global appeal of the brand and of course, our great dealer network,” said Matt Levatich, president and chief executive officer, Harley-Davidson, Inc. “Alongside our existing loyal riders, we will lead the next revolution of two-wheeled freedom to inspire future riders who have yet to even think about the thrill of riding.” The result of a comprehensive, top-to-bottom assessment incorporating a “customer first” perspective, the More Roads to Harley-Davidson plan includes: • New Products – keep current riders engaged and inspire new riders by extending heavyweight leadership and unlocking new markets and segments • Broader Access – meet customers where they are and how they want to engage with a multi-channel retail experience • Stronger Dealers – drive a performance framework to improve dealer financial strength and the Harley-Davidson customer experience “We expect this plan will result in an engaged, expanded Harley-Davidson community with a more diverse rider base, along with industry-leading margins and cash flow,” said Levatich. -more-

-2- New Products Leveraging its industry-leading design and strong manufacturing capabilities, Harley-Davidson plans to offer its most comprehensive lineup of motorcycles, competing in many of the largest and fastest growing segments with a full portfolio of motorcycles across a broad spectrum of price points, power sources, displacements, riding styles and global markets. Highlights include: • Extending the company’s leadership in heavyweight motorcycles by continuing to develop improved, more technologically-advanced Touring and Cruiser motorcycles that will keep existing Harley-Davidson riders engaged and riding longer. • Introducing a new modular 500cc to 1250cc middleweight platform of motorcycles that spans three distinct product spaces and four displacements, starting with the company’s first Adventure Touring motorcycle, the Harley-Davidson™ Pan America™ 1250, a 1250cc Custom model and a 975cc Streetfighter model, all of which are planned to launch beginning in 2020. Additional models to broaden coverage in these product spaces will follow through 2022. • Developing a more accessible, small-displacement (250cc to 500cc) motorcycle for Asia emerging markets through a planned strategic alliance with a manufacturer in Asia. This new product and broader distribution is intended to fuel Harley-Davidson’s customer access and growth in India, one of the largest, fastest growing markets in the world, and other Asia markets. • Leading the electric motorcycle market by launching Harley-Davidson’s first electric motorcycle, LiveWire™, in 2019 -- the first in a broad, no-clutch “twist and go” portfolio of electric two-wheelers designed to establish the company as the leader in the electrification of the sport. LiveWire will be followed by additional models through 2022 to broaden the portfolio with lighter, smaller and even more accessible product options to inspire new riders with new ways to ride. Broader Access Harley-Davidson will advance its market delivery approach and meet today’s customer needs by: • Creating high-engagement customer experiences across all retail channels – including improving and expanding the company’s global digital capabilities by evolving the Harley-Davidson.com experience to integrate with and enhance the dealership retail experience for existing and new customers. • Establishing strategic alliances with global leading e-commerce providers to extend access to Harley-Davidson to a pool of millions of potential new customers. • New retail formats -- including smaller, urban storefronts globally to expose the brand to urban populations and drive sales of the expanded Harley-Davidson product portfolio and expand international apparel distribution.

-3- Stronger Dealers Harley-Davidson’s world-class dealer network is an integral part of the company’s accelerated strategy and critical to overall success. The company will implement a performance framework to significantly enhance the strength of the dealer network and the customer experience, enabling the best-performing and most entrepreneurial dealers to drive innovation and success for themselves and Harley-Davidson -- while providing the premium customer experience the brand is known for across an increasingly diverse product and customer base. “Harley-Davidson is iconic because we’ve never been static,” said Levatich. “In moving forward, we are tapping into the spirit that drove our founders back in 1903 and every one of the employees and dealers who rose to the challenges faced along the way. Our plan will redefine existing boundaries of our brand – reaching more customers in a way that reinforces all we stand for as a brand and as a company and we can’t wait to kick it into gear.” Watch a video highlighting key elements of Harley-Davidson’s More Roads to Harley-Davidson plan here. Funding & Financials In addition to building riders, the company expects More Roads to Harley-Davidson to create more value, stabilize and strengthen the existing business, improve Harley-Davidson Motor Company Return on Invested Capital (ROIC), increase revenue and earnings, and allow the company to return more cash to shareholders. The accelerated strategy will require significant investment to change the trajectory of the business globally, and the company plans to fund it entirely through comprehensive cost reduction and reallocation of previously planned investment and resources including operating investment through 2022 of $450 to $550 million and capital investment through 2022 of $225 to $275 million. In total, the company plans More Roads to Harley-Davidson to generate more than $1 billion of incremental annual revenue in 2022 as compared to 2017. The company believes its accelerated strategy is in line with and reinforces its objectives to drive revenue growth and expand operating margins. The company expects to fund strategic opportunities while maintaining its current investment and return profile and capital allocation strategy. Harley-Davidson’s funding principles will focus on stabilizing and strengthening the existing business, enhancing the premium brand, and investments in profitable, growth-oriented projects. We expect these principles, along with a disciplined capital allocation focus, will allow Harley- Davidson to execute with improved cost competitiveness and overhead efficiencies. Additional Information Additional information can be accessed at H-D.com/acceleratedstrategy. Harley-Davidson will host a question and answer session for analysts focusing on the More Roads to Harley-Davidson plan via webcast at 12:30 p.m. CT on Monday, July 30, 2018 (http://investor.harley- davidson.com/news-and-events/events-and-presentations).The audio replay of the analyst Q&A will be available by approximately 3:00 p.m. CT.

-4- Company Background Harley-Davidson, Inc. is the parent company of Harley-Davidson Motor Company and Harley- Davidson Financial Services. Since 1903, Harley-Davidson Motor Company has fulfilled dreams of personal freedom with custom, cruiser and touring motorcycles, riding experiences and events and a complete line of Harley-Davidson motorcycle parts, accessories, general merchandise, riding gear and apparel. Harley-Davidson Financial Services provides wholesale and retail financing, insurance, extended service and other protection plans and credit card programs to Harley-Davidson dealers and riders in the U.S., Canada and other select international markets. For more information, visit Harley-Davidson's Web site at www.harley-davidson.com. Forward-Looking Statements The company intends that all of the matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The statements in this press release are all forward- looking statements that relate to the company’s More Roads to Harley-Davidson plan, including without limitation the company’s plans, its objectives and expectations, the future financial and other results it seeks to attain, the new product introductions it contemplates, and its views of market opportunities and benefits. These forward-looking statements are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this press release. Certain of such risks and uncertainties are described below, and others are listed in the company’s July 24, 2018 earnings press release. Shareholders, potential investors, and other readers should consider these factors in evaluating, and not place undue reliance on, the forward-looking statements. The forward- looking statements in this press release are made as of the date of this press release, and the company disclaims any obligation to update such forward-looking statements to reflect subsequent events or circumstances. The company's ability to meet the objectives, outlooks, targets, guidance and goals noted in this press release depends upon, among other factors, the company’s ability to: (i) execute its business plans and strategies, including the elements of the More Roads to Harley- Davidson plan, and strengthen its existing business while enabling growth, (ii) realize expectations concerning market demand for electric models, which may depend in part on the building of necessary infrastructure, (iii) develop and introduce products on a timely basis that the market accepts, that enable the company to generate desired sales levels and that provide the desired financial returns, (iv) successfully carry out its global manufacturing and assembly operations, (v) negotiate and successfully implement a strategic alliance relationship with a local partner in Asia, (vi) manage risks that arise through expanding international manufacturing, operations and sales, (vii) effectively implement changes relating to its dealers and distribution methods, (viii) accurately analyze, predict and react to changing market conditions, (ix) perform in a manner that enables the company to benefit from market opportunities while competing against existing and new competitors, and (x) reduce other costs to offset costs of the More Roads to Harley-Davidson plan and redirect capital without adversely affecting its existing business.

-5- In particular: • The statements in this press release relate to the company’s More Roads to Harley- Davidson plan and generally represent only the company’s goals, aims and objectives regarding the plan and potential results from the plan. • While many statements use language that might imply a level of certainty about the likelihood that the company will attain these goals, aims and objectives, it is possible that the company will not attain them in the timeframe noted or at all. • By their nature, the risk and uncertainty associated with these goals, aims, and objectives are greater than that associated with near-term guidance, and should not be construed as guidance. Therefore, investors should construe these statements regarding the More Roads to Harley- Davidson plan only as goals, aims and objectives rather than promises of future performance or absolute statements. ### (HOG-F) Harley-Davidson™ Pan America™ 1250 Harley-Davidson’s first Adventure Touring motorcycle, the Harley-Davidson™ Pan America™ 1250 is planned to launch in 2020. (Prototype model shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.)

-6- Harley-Davidson LiveWire™ Harley-Davidson’s electric motorcycle, LiveWire™ -- the first in a broad, no-clutch “twist and go” portfolio of electric two-wheelers designed to establish the company as the leader in the electrification of the sport – is planned to launch in 2019. (Prototype model shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.) Matt Levatich, President and CEO, Harley-Davidson, Inc.

-7- Future Streetfighter Model This 975cc Streetfighter model is part of Harley-Davidson’s new modular 500cc to 1250cc middleweight platform of motorcycles, which is planned to launch in 2020. (Prototype model shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.) Future Custom Model Harley-Davidson’s all-new custom motorcycle with a muscular stance, aggressive, stripped down styling and 1250cc of pure performance, is planned to be released in 2021. (Prototype model shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.)

-8- Future Electric Model A broader range of electric models that are light, nimble and ready to tackle the urban landscape. For those who want to experience the thrill of two wheels, they are planned to be available by 2022. (Concept art shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.) Future Electric Model A broader range of electric models that are light, nimble and ready to tackle the urban landscape. For those who want to experience the thrill of two wheels, they are planned to be available by 2022. (Concept art shown. Production model features may vary. Not yet available for sale. All future models shown may not be available in all markets.)